SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 9, 1999

                          COSTCO WHOLESALE CORPORATION
             (Exact name of registrant as specified in its charter)

         Washington                  0-20355                  91-1223280
(State or other jurisdiction    (Commission File No.)        (IRS Employer
   of incorporation)                                       Identification No.)

                   999 Lake Drive, Issaquah, Washington 98027
                    (Address of principal executive office)

                                 (425) 313-8100
               (Registrant's telephone number including area code)



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  99.1     Press Release dated December 9, 1999.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COSTCO WHOLESALE CORPORATION


                                  By: /s/ Richard A. Galanti
                                          Richard A. Galanti
                                           Executive Vice President and
                                           Chief Financial Officer